                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 27, 2001

                       CHASE MORTGAGE FINANCE CORPORATION
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                           (Exact name of registrant)

Delaware                        333-56081                   52-1495132
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


                 343 Thornall Street, Edison, NJ             08837
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                 (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:   (732) 205-0600

Item 5.  Other Events:


         On or about August 27, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2001-S1, Series 2001-S2 and Series 2001-S3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1 Monthly Reports with respect to the August 27, 2001 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 10, 2001

                                   THE CHASE MANHATTAN BANK,
                                   As Paying Agent, on behalf of Chase
                                   Mortgage Finance Corp.


                                   By: /s/ Andrew M. Cooper
                                       -----------------------------------
                                       Name: Andrew M. Cooper
                                       Title: Trust Officer

                          INDEX TO EXHIBITS
                          -----------------


Exhibit No.               Description
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20.1                      Monthly Reports with respect to the distribution to
                          certificateholders on August 27, 2001.